CONFIDENTIAL

                                February 23, 1999

Infinite Group, Inc.
300 Metro Center Boulevard
Warwick, Rhode Island 02886

Attention:  Mr. Clifford G. Brockmyre

RE:   Purchase of 2,875,500 Shares of Series A Convertible
      Preferred Stock of Spectra Science Corporation

Ladies and Gentlemen:

      The parties to this letter agreement are also parties to an earlier agreement dated December 29, 1998 (the "Agreement") among Spectra Science Corporation (the "Company"), Infinite Group, Inc. ("Infinite" or the "Seller"), Crane & Co., Inc. ("Crane") and Pillar Investment Limited, as representative of the Pillar Group (as defined in the Agreement). The Agreement sets forth the terms of the proposed purchase of 2,875,500 shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Shares") from the Seller.

      The purpose of this letter is to confirm, notwithstanding contrary provisions of the Agreement, the following:

      A. The Shares shall be sold by Infinite in the following amounts, for the following purchase prices, and to the following Purchasers:

            (i) Crane: 666,667 Shares, for an aggregate purchase price of $1,500,000.75.

            (ii) Pillar Group: 1,120,056 Shares, for an aggregate purchase price of $2,520,126.00; 444,444 of which Shares were previously purchased on the First Closing Date for $999,999, and 675,612 of which Shares are being purchased on the Second Closing Date for an aggregate purchase price of $1,520,127.

            (iii) The Company: 477,583 Shares for an aggregate purchase price of
                  $601,754.58.

            (iv) Clearwater Fund IV, LLC ("Clearwater"): 611,194 Shares, to be transferred by Infinite to Clearwater in exchange for certain shares of Infinite held by Clearwater, as previously agreed between Infinite and Clearwater.

      B. The Second Closing Date shall be no later than February 26, 1999.

      C. Section 7 of the Agreement, which provides that the Seller shall bear the reasonable attorney's fees of Warner & Stackpole LLP not in excess of $15,000, is hereby amended to provide (a) that each party shall bear its own costs with respect to the transaction, and (b) that reasonable attorney's fees and expenses of Warner & Stackpole LLP shall be borne by the Company.

      All other provisions of the Agreement not inconsistent with the foregoing shall remain in full force and effect.

      If the foregoing accurately represents the terms of our mutual agreement, please acknowledge below, send an executed copy by facsimile transmission to Kenneth S. Boger, Esq., Warner & Stackpole LLP (fax number 617-951-9151), 75 State Street, Boston, MA 02109 not later than 10:00 AM on February 26, 1999, and send an original executed copy to Mr. Boger by overnight mail.

                                          Very truly yours,

                                          SPECTRA SCIENCE CORPORATION

                                          By:
                                              --------------------------------
                                              Nabil Lawandy, President


Agreed and Acknowledged:                  CRANE & CO., INC.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          PILLAR INVESTMENTS LIMITED,

                                          as representative of each member of
                                          the Pillar Group pursuant to power of
                                          attorney

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          INFINITE GROUP INC.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


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